UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Principal Accounting Officer

On January 21, 2021, the Board of Directors (the “Board”) of Syneos Health, Inc. (the “Company”) appointed Donna Kralowetz, Senior Vice President, Finance of the Company as the Company’s Chief Accounting Officer and designated Ms. Kralowetz as the principal accounting officer of the Company, in each case effective January 27, 2021.

Ms. Kralowetz, 50, joined the Company in May 2019 as Vice President, Finance and brings more than two decades of relevant experience to her new role. Ms. Kralowetz was promoted to Senior Vice President, Finance on January 1, 2021. From May 2017 to May 2019, Ms. Kralowetz served as Senior Director, Finance of IQVIA Holdings Inc. (“IQVIA”), a provider of biopharmaceutical development and commercial outsourcing services. Prior to joining IQVIA, Ms. Kralowetz served in leadership roles at Allscripts, Inc., a provider of technology solutions for the healthcare industry, including serving as Vice President, Financial Planning and Analysis from January 2016 through May 2017, and Vice President, Assistant Corporate Controller from October 2009 through December 2015.

The Company has not determined to provide any new or amended compensation for Ms. Kralowetz in connection with her appointment. If the Company determines to provide Ms. Kralowetz with material new or amended compensation in connection with her appointment, the Company will then amend this Current Report on Form 8‑K within four business days after such information is determined or becomes available.

Performance Restricted Stock Units

On January 14, 2021 the Compensation and Management Development Committee (the “Committee”) of the Board adopted a new form of performance restricted stock unit award agreement (the “PRSU Agreement”) and approved the grant to each of the Company’s named executive officers of performance-based restricted stock unit (“PRSU”) awards, pursuant to the Company’s 2018 Equity Incentive Plan (as amended and/or restated) and the PRSU Agreement.

The PRSU awards to the named executive officers were granted effective January 15, 2021. The target number of PRSUs granted to each executive is set forth in the table below.

Name	Number of Target PRSUs
Alistair Macdonald, Chief Executive Officer	47,148
Jason Meggs, Chief Financial Officer	13,344
Michelle Keefe, President, Commercial Solutions	11,463
Paul Colvin, President, Clinical Solutions	11,463
Jonathan Olefson, General Counsel and Corporate Secretary	8,492

The performance period applicable to the PRSU awards commences on January 1, 2021 and ends on December 31, 2023.  The design of the PRSUs is similar to those granted in prior years in the following respects:

•

Each participant is eligible to vest in and receive a number of shares of the Company’s common stock ranging from 0% - 150% of the target number of PRSUs granted and set forth in the table above (for each executive, such target number, the “Target PRSUs”), based on the achievement of a return on invested capital goal over a three-year performance period (2021 – 2023) and adjusted earnings per share goals during three one-year performance periods (2021, 2022 and 2023). In determining the number of PRSUs that are earned, the two performance goals each are weighted 50%.

•

The number of PRSUs that are earned based on the actual achievement of the performance goals at the end of the applicable performance period will vest as to 100% of such PRSUs when the Committee determines whether and to what extent the applicable performance goals for the last performance period have been attained (such date, the

“Vesting Date”), subject to the executive’s continued service (except as described below).  Any PRSUs that are not earned as a result of the failure to achieve the applicable performance goals will be forfeited.

•

If the executive’s service terminates due to death or disability during or prior to the commencement of a performance period, the executive will vest in the Target PRSUs.  If any such termination occurs following a completed performance period, the executive will vest, with respect to the PRSUs associated with that performance period, based on the achievement of the performance goals.

•

If the executive’s service terminates due to his or her retirement after the first anniversary of the grant date, and such retirement occurs following a completed performance period, the executive will vest, with respect to the PRSUs associated with that performance period, based on the achievement of the performance goals.  If the executive retires after the first anniversary of the grant date, but prior to the last day of the last performance period and such retirement occurs during a performance period, the executive will vest in a pro-rated number of Target PRSUs based on the amount of time the executive was employed over the performance period.

If the Company undergoes a change in control or significant transaction (each, as defined in the award agreement), then each of (i) the PRSUs subject to each completed performance period prior to the date of the event that became eligible to vest based on the attainment level of the performance goals, and (ii) the Target PRSUs for each performance period that has not yet been completed as of such date, will be converted into time-based RSUs.  As with PRSU awards granted in prior years, such time-based RSUs will vest on the Vesting Date, subject to continued service through such date, or will vest in full in the event the executive’s service is terminated by the Company without cause, or the executive resigns for good reason, in either case, at the time of, or within three months prior to, or within 24 months following, the consummation of a change in control.

The foregoing summaries are qualified in their entirety by reference to the full texts of the form of PRSU Agreement, which is filed as Exhibit 10.1 and 10.2 to this Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Global Performance Restricted Stock Unit Award Agreement under Syneos Health, Inc. 2018 Equity Incentive Plan (U.S. Participants)
10.2	Form of Global Performance Restricted Stock Unit Award Agreement under Syneos Health, Inc. 2018 Equity Incentive Plan (Non-U.S. Participants)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date:	January 21, 2021	By:	/s/ Jason Meggs
			Name:	Jason Meggs
			Title:	Chief Financial Officer (Principal Financial Officer)